                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): May 8, 2000

                               AGL RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)



         Georgia                     1-14174                     58-2210952
(State or Other Jurisdiction  (Commission File No.)            (IRS Employer
     of Incorporation)                                      Identification No.)



     817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia    30308
             (Address of Principal Executive Offices)                (Zip Code)



                                 (404) 584-9470
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.        Other Events

     See the press release attached hereto as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
     Exhibits

(c)  Exhibits.


Exhibit
Number                 Description
------                 -----------

99.1      Press Release, dated May 8, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                  (Registrant)


                                 /s/ Donald P. Weinstein
                                 --------------------------------
                                 Donald P. Weinstein
                                 Senior Vice President and
                                 Chief Financial Officer


Date: May 8, 2000

                                 EXHIBIT INDEX


 Exhibit No.                  Description
 ----------                   ------------
     99.1                Press Release, dated May 8, 2000